Exhibit 99.1

Sunoco LP Announces Pricing of Private Offering of Senior Notes

DALLAS, April 16, 2024 – Sunoco LP (NYSE: SUN) (“Sunoco”) today announced that it has priced at 100% a private offering (the “offering”) of 7.000% senior notes due 2029 in an aggregate principal amount of $750 million (the “2029 notes”) and 7.250% senior notes due 2032 in an aggregate principal amount of $750 million (the “2032 notes,” and collectively with the 2029 notes, the “notes”). The sale of the notes is expected to settle on April 30, 2024, subject to the satisfaction of customary closing conditions.

Sunoco intends to use the net proceeds from the offering to (i) repay certain outstanding indebtedness of NuStar Energy L.P., a Delaware limited partnership (“NuStar”), in connection with a pending merger between Sunoco and NuStar (the “NuStar Merger”), (ii) fund the redemption of NuStar’s preferred units in connection with the NuStar Merger and (iii) pay offering fees and expenses. This offering is not contingent on the completion of the NuStar Merger.

If (x) the consummation of the NuStar Merger does not occur on or before April 22, 2025 (the “Outside Date”); or (y) prior thereto, Sunoco notifies the trustee in writing that (a) the Agreement and Plan of Merger, dated as of January 22, 2024, among NuStar, Sunoco, and certain of their respective affiliates, has been terminated, (b) Sunoco will not pursue the consummation of the NuStar Merger or (c) Sunoco has determined in its sole discretion that the NuStar Merger cannot or is not reasonably likely to be completed by the Outside Date, the notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of the notes to be redeemed plus accrued and unpaid interest to, but not including, the payment date of such mandatory redemption.

The offering of the notes has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Sunoco plans to offer and sell the notes only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

This news release is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Sunoco LP

Sunoco LP (NYSE: SUN) is a master limited partnership with core operations that include the distribution of motor fuel to approximately 10,000 convenience stores, independent dealers, commercial customers and distributors located in more than 40 U.S. states and territories as well as refined product transportation and terminalling assets in the U.S. and Europe. Sunoco’s general partner is owned by Energy Transfer LP (NYSE: ET).

Forward-Looking Statements

This news release may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law, including without limitation statements regarding the offering. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in Sunoco’s Annual Report on Form 10-K, the Registration Statement and the Proxy Statement/Prospectus (each as defined below) and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”). Sunoco undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Important Information about the Transaction and Where to Find It

In connection with the NuStar Merger, on March 20, 2024, Sunoco filed a registration statement on Form S-4/A (as amended, the “Registration Statement”) that includes a prospectus with respect to Sunoco’s units to be issued in the NuStar Merger and a proxy statement for NuStar’s common unitholders (as amended, the “Proxy Statement/Prospectus”), and each party may file other documents regarding the NuStar Merger with the SEC. NuStar mailed the definitive Proxy Statement/Prospectus to common unitholders of NuStar and filed with the SEC on April 3, 2024. This communication is not a substitute for the Registration Statement, Proxy Statement/Prospectus or any other document that Sunoco or NuStar (as applicable) may file with the SEC in connection with the NuStar Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SUNOCO AND NUSTAR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE NUSTAR MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Proxy statement/Prospectus (when they become available), as well as other filings containing important information about Sunoco or NuStar, without charge at the SEC’s website, at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco will be available free of charge on Sunoco’s website at www.sunocolp.com. Copies of the documents filed with the SEC by NuStar will be available free of charge on NuStar’s website at www.nustarenergy.com. The information included on, or accessible through, Sunoco’s or NuStar’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Sunoco, NuStar and the directors and certain executive officers of their respective general partners may be deemed to be participants in the solicitation of proxies in respect of the NuStar Merger. Information about the directors and executive officers of NuStar’s general partner is set forth in (i) its proxy statement for its 2024 annual meeting of unitholders (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001110805/000111080524000010/ns-20240306.htm), which was filed with the SEC on March 6, 2024, including under the sections entitled “Information About Our Executive Officers”, “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Pay Ratio”, “Grants of Plan-Based Awards During the Year Ended December 31, 2023”, “Outstanding Equity Awards at December 31, 2023”, “Option Exercises and Units Vested During the Year Ended December 31, 2023”, “Pension Benefits for the Year Ended December 31, 2023”, “Nonqualified Deferred Compensation for the Year Ended December 31, 2023”, “Potential Payments Upon Termination or Change of Control”, “Pay Versus Performance”, “Director Compensation” and “Security Ownership”, (ii) in its Annual Report on Form 10-K for the year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001110805/000111080524000007/ns-20231231.htm), which was filed with the SEC on February 22, 2024, including under the sections entitled “Item. 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Information about the directors and executive officers of Sunoco’s general partner is set forth in (i) its Annual Report on Form 10-K for the year ended December 31, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1552275/000155227524000013/sun-20231231.htm), which was filed with the SEC on February 16, 2024, including under the sections entitled “Item. 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” and (ii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy statement/Prospectus and other relevant materials filed with the SEC when they become available.

Contacts

Scott Grischow

Treasurer, Senior Vice President – Finance

(214) 840-5660, scott.grischow@sunoco.com

Vicki Granado

Vice President – Corporate Communications / Media Relations

(214) 981-0761, vicki.granado@sunoco.com

# # #